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Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the use in this Amendment No. 2 to Registration Statement on Form S-1 (No. 333-152073) ("Amendment No. 2") of Liquidnet Holdings, Inc. of our report dated February 27, 2007 relating to the financial statements of Miletus Trading, LLC, which appears in such Amendment No. 2. We also consent to the reference to us under the heading "Experts" in such Amendment No. 2.

/s/ PricewaterhouseCoopers LLP
New York, New York
September 9, 2008

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  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS